UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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On May 14, 2018, Hospitality Properties Trust made available the following investor presentation.

2

InvestoEr ngagemenPt resentation May2018

Legal Disclaimers.

THIS PRESENTATION CONTAINS INFORMATION ABOUT FOUR REAL ESTATE INVESTMENT TRUSTS, (THE "MANAGED REITS"), INCLUDING HOSPITALITY PROPERTIES TRUST, SENIOR HOUSING PROPERTIES TRUST, SELECT INCOME REIT AND GOVERNMENT PROPERTIES INCOME TRUST. THE INFORMATION HEREIN REGARDING A MANAGED REIT (EACH, A "COMPANY") HAS BEEN PROVIDED SOLELY BY THAT COMPANY. NO COMPANY GUARANTEES THE ACCURACY OR COMPLETENESS OF INFORMATION HEREIN ABOUT ANOTHER COMPANY.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. FORWARD LOOKING STATEMENTS ARE BASED UPON THE PRESENT INTENT, BELIEFS OR EXPECTATIONS OF THE APPLICABLE COMPANY. FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS, INCLUDING SOME WHICH ARE BEYOND THE APPLICABLE COMPANY'S CONTROL AND SOME THAT ARE REFERENCED IN THE APPLICABLE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED 2017 AND ITS SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). YOU SHOULD NOT PLACE UNDUE RELIANCE UPON ANY FORWARD LOOKING STATEMENT. EXCEPT AS REQUIRED BY APPLICABLE LAW, THE APPLICABLE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

ADDITIONAL INFORMATION REGARDING THE MANAGED REITS AND THEIR 2018 ANNUAL MEETINGS

Shareholders of a Managed REIT are encourage to read the Managed REIT's definitive proxy statement for its 2018 annual meeting of shareholders filed with the SEC and any amendments or supplements thereto, the Managed REIT's annual report on Form 10-K for the year ended 2017 and other relevant documents that the Managed REIT has filed with the SEC because these documents contain important information. Shareholders of a Managed REIT may obtain free of charge copies of such Managed REIT's definitive proxy statement and the other documents it has filed with the SEC at the SEC's website (http://sec.gov). Shareholders of a Managed REIT may also obtain free of charge copies of the Managed REIT's definitive proxy statement and other materials related to its 2018 annual meeting of shareholders by contacting the firm assisting in the solicitation of proxies, Morrow Sodali LLC, toll free at (800) 662-5200 (banks and brokers call collect at (203) 658-9400).

THIRD PARTY INFORMATION

This presentation may contain or refer to third party reports and other information relating to the Managed REITs or other persons. The author and source of any third party information and the date of its publication are clearly and prominently identified. No Managed REIT has communicated with the providers of this information in this presentation. The Managed REITs have not assisted in the preparation of the third party information, cannot guarantee the accuracy, completeness or availability of the third party information and do not explicitly or implicitly endorse or approve such information.

THE RMR GROUP 2

The RMR Group Overview.

- The RMR Group Inc. (Nasdaq: RMR) is a holding company and substantially all of its business is conducted by its majority owned operating subsidiary, The RMR Group LLC, an alternative asset management company principally engaged in commercial real estate (CRE) businesses.
  - Founded in 1986 to manage CRE companies and related businesses.
  - $30.0 billion of assets under management (AUM).
  - Over 550 CRE professionals in its corporate headquarters in Newton (Boston), MA and more than 35 office locations throughout the U.S.
  - Combined managed companies have approximately $11 billion of annual revenues, over 1,400 properties and approximately 52,000 employees.
- RMR manages four types of CRE businesses:

Publicly traded REITs and private companies that directly invest in CRE.	**Publicly traded and privately held CRE related operating businesses.**
Investments in publicly traded securities of real estate companies.(1)	**CRE debt origination fund/account management and a publicly traded mortgage REIT.(2)**

- RMR Board: 60% women/minority.

As of December 31, 2017.
(1) Managed by RMR Advisors LLC, a wholly owned SEC registered investment adviser subsidiary of The RMR Group LLC.
(2) Private funds/accounts and a publicly traded REIT that principally make private debt investments secured by CRE are managed by Tremont Realty Advisors LLC, a wholly owned SEC registered investment adviser subsidiary of The RMR Group LLC.

THE RMR GROUP 3

RMR Managed REITs Overview.

Senior Housing Properties Trust (Nasdaq: SNH)

SNH is a healthcare REIT.

- Owns 440 properties, including primarily senior living communities and medical office buildings (MOBs).
- Properties are located in 42 states and Washington, D.C.
- Approximately 690 tenants.
- AUM: $8.4 billion.
- Investment Grade Rated: Baa3 (Moody's) / BBB- (S&P).
- SNH Board: 40% women; 20% minority.

Hospitality Properties Trust (Nasdaq: HPT)

HPT is a hospitality REIT.

- Owns 323 hotels (49,903 rooms) operated under 21 recognized brands.
- Owns 199 travel centers; almost all at U.S. Interstate Highway exits.
- Properties are located in 45 states, Puerto Rico and Ontario, Canada.
- AUM: $10.0 billion
- Investment Grade Rated: Baa2 (Moody's) / BBB- (S&P).
- HPT Board: 20% women.

Government Properties Income Trust (Nasdaq: GOV)

GOV is an office REIT.

- Owns 108 properties (167 buildings).
- Properties are majority leased to the U.S. Government and other government tenants and office properties located in the metro D.C. market area are leased to government and private tenants.
- Located in 30 states and Washington, D.C.
- AUM: $3.6 billion.
- Investment Grade Rated: Baa3 (Moody's) / BBB- (S&P).
- GOV Board: 33% women.

Select Income REIT (Nasdaq: SIR)

SIR is an office and industrial REIT that primarily owns properties leased to single tenants.

- Owns 366 office and industrial properties.
- 266 of SIR's buildings and leasable industrial and commercial lands located in Hawaii are owned by Industrial Logistics Properties Trust (Nasdaq: ILPT).
- Following ILPT's IPO on January 17, 2018, SIR is the largest shareholder (69.2%) of Industrial Logistics Properties Trust, a publicly traded REIT that primarily owns and leases industrial and logistics properties. ILPT's financial results are consolidated into SIR's.
- Properties are located in 36 states.
- AUM: $4.9 billion.
- Investment Grade Rated: Baa3 (Moody's) / BBB- (S&P).
- SIR Board: 20% women.

As of December 31, 2017, unless otherwise stated.

THE RMR GROUP 4

# Senior Housing Properties Trust.

- SNH total return performance versus the SNL US REIT Healthcare Index.[1]



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
9.4%
-0.2%
52.0%
7.3%
11.7%
-0.5%
1 year.
2 years.
3 years.
SNH
SNL US REIT Healthcare Index

(1) For the periods ended December 31, 2017.

- Board refreshment and diversity: in 2015 Lisa Harris Jones was elected to the Board as an Independent Trustee and in 2018 Jennifer Clark was elected as a Managing Trustee.



**Lisa Harris Jones**
SNH Independent Trustee
SNH Nominating and Governance Committee Chair
*Founder of the Maryland law firm Harris, Jones & Malone.*



**Jennifer Clark**
SNH Managing Trustee
SNH Secretary

- 28515 Westinghouse Place Wins *"The Building of the Year Award"* from BOMA for Greater Los Angeles. Six SNH properties won sustainability awards in 2017.



- Because of the RMR management contract terms, SNH's G&A as a percent of net revenues compares favorably with the healthcare REIT peer group.[1]



40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3%
4%
5%
5%
8%
5%
9%
8%
8%
7%
3%
4%
10%
8%
5%
19%
18%
9%
37%
5%
HCN
VTR
HCP
OHI
MPW
HTA
GCP
SBRA
HR
DOC
SNR
NHI
LTC
CTRE
UHT
MRT
GMRE
CHCT
GBCS
SNH

(1) Source: company filings. Twelve months ended December 31, 2017. For SNH, excludes incentive management fee paid in respect to 2017. GBCS is 12 month as of September 30, 2017. GBCS has not yet filed December 31, 2017 10-K.

THE RMR GROUP

5

# Hospitality Properties Trust.

- **HPT's total return performance versus SNL US REIT Hotel Index.[1]**



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
0.7%
6.3%
31.9%
31.3%
20.0%
1.9%
1 year.
2 years.
3 years.
HPT
SNL US REIT Hotel Index

(1) For the periods ended December 31, 2017.

- **Board refreshment and diversity: in 2015 Donna Fraiche was elected to the Board as an Independent Trustee and in 2018 John Murray was elected as a Managing Trustee.**

**Donna Fraiche**
HPT Independent Trustee
HPT Nominating and Governance Committee Chair
*Senior Counsel of the law firm Baker, Donelson, Bearman, Caldwell and Berkowitz, PC.*





**John Murray**
HPT Managing Trustee
HPT President & COO

- **HPT is environmentally conscious and aware of the impact its properties have on the environment. Working with its hotel operators, HPT has:**
  - Implemented numerous initiatives to encourage recycling of plastics, paper and metal or glass containers.
  - Initiated programs to reduce water and energy at guest's option.
  - When renovating hotels, used energy efficient products, including lighting, windows and HVAC equipment, and many appliances in extended stay hotels are Energy Star rated.
  - Installed car battery charging stations at some of its hotels and travel centers.

- **Because of the RMR management contract terms, HPT's G&A as a percent of net revenues compares favorably with the hotel REIT peer group.[1]**



120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
14%
15%
10%
9%
10%
14%
6%
7%
10%
9%
15%
10%
8%
7%
6%
36%
98%
11%
6%
AHP
AHT
CLDT
CHSP
DRH
HT
HOT
LHO
PEB
RLJ
SOHO
INN
SHO
RHP
APLE
CDOR
IHT
XHR
HPT

(1) Source: company filings. Twelve months ended December 31, 2017. InnSuites Hospitality Trust (IHT) data is for the twelve months ended January 31, 2018 (its fiscal year end). For HPT, excludes incentive management fee paid in respect to 2017.

THE RMR GROUP

6

# Government Properties Income Trust.

- **GOV's total return performance versus the SNL US Equity REIT Index.[1]**



50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
40.4%
18.0%
21.3%
6.2%
8.4%
6.5%
1 year.
2 years.
3 years.
GOV
SNL US REIT Equity Index

(1) For the periods ended December 31, 2017.

- **Board refreshment and diversity: in 2017 Elena Poptodorova was elected to the Board as an Independent Trustee and in 2018 Mark Kleifges was elected as a Managing Trustee.**

**Elena Poptodorova**
GOV Independent Trustee
*Former Bulgarian Ambassador to the United States*





**Mark Kleifges**
GOV Managing Trustee
GOV Chief Financial Officer & Treasurer

- **GOV earned five *"Green Stars"*, the highest level, for its performance in the 2017 Global Real Estate Sustainability (GRESB) Assessment.**
  - GOV ranked 4th overall in a peer group that included12 U.S. listed office REITs.

GRESB
REAL ESTATE

- **Because of the RMR management contract terms, GOV's G&A as a percent of revenues compares favorably with the equity REIT peer group.[1]**



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8%
8%
6%
14%
5%
5%
9%
5%
2%
7%
10%
6%
LPT
CLI
HIW
EQC
PDM
BDN
LXP
OFC
PSB
WRE
DEA
GOV

(1) Source: company filings. Twelve months ended December 31, 2017.

THE RMR GROUP

7

# Select Income REIT.

- **SIR's total return performance versus the SNL US Equity REIT Index.[1]**



60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.3%
34.6%
21.3%
18.0%
8.2%
8.4%
1 year.
2 years.
3 years.
SIR
SNL US REIT Equity Index

(1) For the periods ended December 31, 2017.

- **Board refreshment and diversity: in 2012 Donna Fraiche was elected to the Board as an Independent Trustee and in 2018 David Blackman was elected as a Managing Trustee.**



**Donna Fraiche**
SIR Independent Trustee
SIR Nominating and Governance Committee Chair
*Senior Counsel of the law firm Baker, Donelson, Bearman, Caldwell and Berkowitz, PC.*



**David Blackman**
SIR Managing Trustee
SIR President & COO



- **19100 Ridgewood Parkway Wins the *"Building of the Year Award"* from BOMA/San Antonio.**
- **In total, SIR won six sustainability building awards in 2017.**

- **Because of the RMR management contract terms, SIR's G&A as a percent of revenues compares favorably with the Office REIT peer group.[1]**



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
5%
5%
8%
9%
6%
9%
8%
7%
11%
6%
VER
O
WPC
SRC
NNN
LXP
EPR
GPT
STAG
SIR

(1) Source: company filings. Twelve months ended December 31, 2017. For SIR, excludes incentive management fee paid in respect of 2017.

THE RMR GROUP

8

Sustainability Principles and Practice at the Managed REITs.

The Managed REITs' business strategies incorporate and value sustainability principles. The Managed REITs seek to operate their properties in a manner that improves the environmental efficiency of their operations. The Managed REITs regularly consider ways to improve their internal culture and the communities in which they operate. The Managed REITs' environmental sustainability and community engagement strategies are primarily implemented by RMR and focus on a complementary set of objectives, including the following:

- **Responsible Investment**: During the acquisition of properties, RMR assesses, among other things, environmental sustainability opportunities and climate related risks as part of the due diligence process. The Managed REITs regularly seek to invest in sustainability practices that improve environmental performance and enhance asset value.

- **Environmental Stewardship**: The Managed REITs, through RMR, seek to improve the environmental footprint of their properties, including by reducing energy consumption and water usage at their properties, especially when doing so may reduce operating costs and improve the properties' competitive positions.

- **Corporate Citizenship**: The Managed REITs seek to be responsible corporate citizens and to strengthen the communities in which they own properties. The Managed REITs have no employees but RMR regularly encourages its employees to engage in a variety of charitable and community programs, including participation in a company wide service day and a matching charitable giving program.

To learn more about the Managed REITs' and RMR's sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability and http://www.govreit.com/Sustainability/default.aspx.

THE RMR GROUP 9

Green Initiatives.

- RMR managed properties won multiple honors for sustainability efforts in 2017.

Company	Building Name	City	State	Award(s)
SNH	Anasazi Place	Phoenix	AZ	BOMA 360 Certification
SNH	28515 Westinghouse Place	Valencia	CA	BOMA Greater Los Angeles Building of the Year and BOMA 360 Certification
GOV	2020 South Arlington Heights Road	Arlington	IL	EPA ENERGY STAR Certification
SIR	400 South Jefferson Street	Chicago	IL	BOMA 360 Performance Building
SNH	1450 Busch Parkway	Buffalo Grove	IL	BOMA 360 Certification
SIR	400 South Jefferson Street	Chicago	IL	BOMA Chicago Building of the Year and BOMA North Central Region Building of the Year
GOV	25 Newport Avenue	Quincy	MA	EPA ENERGY STAR Certification
SNH	Valley Creek Office Park	Golden Valley	MN	BOMA 360 Performance Building
GOV	330 South Second Avenue	Minneapolis	MN	BOMA 360 Certification
SIR	2555 Grand Boulevard	Kansas City	MO	EPA ENERGY STAR Certification and USGBC Mayor's Energy Efficiency Award
GOV	50 West State Street	Trenton	NJ	EPA ENERGY STAR Certification
GOV	305 East 46th Street	New York	NY	EPA ENERGY STAR Certification
SIR	19100 Ridgewood Parkway	San Antonio	TX	BOMA San Antonio Building of the Year
GOV	2101 Bermuda Hundred Drive	Chester	VA	EPA ENERGY STAR Certification
GOV	3294 Pender Drive	Fairfax	VA	EPA ENERGY STAR Certification
GOV	9960 Mayland Drive	Richmond	VA	Greater Richmond Association for Commercial Real Estate Building of the Year
GOV	882 TJ Jackson Drive	Falling Waters	WV	EPA ENERGY STAR Certification

THE RMR GROUP 10

National Day of Service.

- On Friday, June 16, 2017, employees from 26 RMR offices across the U.S. came together to volunteer at 28 locations, benefitting 25 different charitable organizations addressing a wide range of causes, from veteran support and hunger relief to homelessness and job-training. RMR's next company wide service day is scheduled for May 11, 2018.





25 charities benefited nationally.

12,226 pounds of food packaged for distribution.

541 families received clothing and care.

50 trees were planted.

SINCE 1999, RMR HAS DONATED OVER $2 MILLION ON BEHALF OF ITS EMPLOYEES TO CHARITABLE ORGANIZATIONS ACROSS THE UNITED STATES.

THE RMR GROUP 11

Board Diversity and Refreshment at RMR and its Managed Companies.

RMR Board of Directors.



Ann Logan
RMR Independent Director
Chair of Audit Committee



Rosen Plevneliev
RMR Independent Director
Chair of Nominating and Governance Committee



Adam Portnoy
RMR Managing Director
RMR President & Chief Executive Officer



Walter Watkins
RMR Independent Director
Chair of Compensation Committee



Jennifer Clark
RMR Managing Director
RMR Executive Vice President, General Counsel & Secretary

Since 2010, RMR and its managed company boards have been refreshed with 10 women and 4 minority members.

- SNH Board: 40% women; 20% minority women; minorities chair 1 committee. Woman President & COO.
- TA Board: 40% women; 20% minority women; minorities chair 2 committees.
- FVE Board: 40% women; women chair 2 committees.
- GOV Board: 33% women; women chair 1 committee.
- HPT Board: 20% women; women chair 1 committee.
- SIR Board: 20% women; women chair 1 committee.
- TA: Women's Forum of New York; 2017 Breakfast of Corporate Champions.
- HPT, SNH, GOV, FVE and TA all recognized as 2020 Women on Boards Winning "W" Companies.

WOMEN'S FORUM OF NEW YORK
2017 BREAKFAST OF CORPORATE CHAMPIONS

20% BY 2020
2020 WOMEN ON BOARDS

THE RMR GROUP 12

RMR Managed Operating Companies

TravelCenters of America LLC (Nasdaq: TA)

TA operates more than 220 full service travel centers located along the U.S. Interstate Highway System plus over 220 convenience stores and standalone family style restaurants.
- Annual revenues of $6.1 billion.
- Approximately 24,000 employees.

Five Star Senior Living Inc. (Nasdaq: FVE)

FVE operates more than 280 senior living communities throughout the U.S.
- Annual revenues of $1.4 billion.
- Approximately 24,800 employees.

Sonesta International Hotels Corporation (Privately Owned)

Sonesta manages or franchises 75 hotels and cruise ships in seven countries.
- Annual revenues of $419 million.
- Approximately 3,000 employees.

RMR Real Estate Income Fund (NYSE American: RIF)

RMR Real Estate Income Fund is a closed-end fund that invests primarily in common and preferred securities issued by REITs and other real estate companies (other than companies managed by or affiliated with RMR).

Tremont Mortgage Trust (Nasdaq: TRMT)

Tremont Mortgage Trust is a real estate finance company focusing primarily on originating and investing in first mortgage loans secured by middle market and transitional CRE.

As of December 31, 2017.

THE RMR GROUP 13

The RMR transaction has further aligned RMR's interests with HPT, SNH, GOV and SIR shareholders.

- In June 2015, HPT, SNH, GOV and SIR acquired approximately half of The RMR Group for $11.52 per share in a transaction that also included amendments to the Managed REITs' management contracts with RMR.
- The four Managed REITs distributed approximately half of their RMR shares to their shareholders and, on December 15, 2015, The RMR Group began trading on the Nasdaq under the ticker "RMR".
- On December 31, 2017, RMR's closing price was $59.30 per share, an approximately 400% increase over the Managed REITs' purchase price.
- In addition, since December 15, 2015, RMR has paid aggregate dividends of $2.05 per common share.

Further Aligned Interests

✓ RMR shares were acquired by the Managed REITs at a significant discount in exchange for 20 year management agreements and payment was principally made in REIT shares.

✓ The historical owners of RMR became owners of a significant number of restricted shares of HPT, SNH, GOV and SIR and those shares are subject to lock up agreements through 2025.

✓ HPT, SNH, GOV and SIR own RMR shares and benefit when RMR does well.

✓ With RMR as a public company, there is greater transparency for HPT, SNH, GOV and SIR shareholders into RMR management, including RMR's compensation practices and financial and operating results.

The RMR transaction came soon after a significant prior restructuring of the RMR management agreements with HPT, SNH, GOV and SIR, which also further aligned interests: the agreements were changed to provide monthly management fees based on the lower of historical cost of real estate or total market capitalization as well as to provide incentive fees based on total shareholder returns compared to relevant benchmark indices over a three year period.

THE RMR GROUP 14

# The RMR Managed REITs have outperformed the SNL U.S. REIT Equity Index since RMR's restructuring and public listing.



As of December 31, 2017
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
12/15/2015
1/15/2016
2/15/2016
3/15/2016
4/15/2016
5/15/2016
6/15/2016
7/15/2016
8/15/2016
9/15/2016
10/15/2016
11/15/2016
12/15/2016
1/15/2017
2/15/2017
3/15/2017
4/15/2017
5/15/2017
6/15/2017
7/15/2017
8/15/2017
9/15/2017
10/15/2017
11/15/2017
12/15/2017
SNH: 58.91%
SIR: 53.03%
GOV: 41.72%
HPT: 31.77%
SNL U.S. REIT Equity Index: 20.76%

THE RMR GROUP

15

InvestoEr ngagemenPt resentation May2018